Exhibit 1.01
PROCEPT BioRobotics Corporation
Conflict Minerals Report
For the Reporting Period from January 1, 2023 to December 31, 2023
This Conflict Minerals Report (“Report”) of PROCEPT BioRobotics Corporation (“the Company”, “we” or “our”) for the period January 1, 2023 to December 31, 2023 (“the Reporting Period”) has been prepared pursuant to Rule 13p-1, (“Rule 13p-1” or “the Rule”), under the Securities Exchange Act of 1934, as amended. Rule 13p-1 was adopted by the Securities and Exchange Commission (“SEC”), to implement reporting and disclosure requirements for companies that manufacture or contract to manufacture products containing certain minerals specified in the Rule that are necessary to the functionality or production of those products as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 mandates SEC registrants to undertake certain reporting obligations whose manufactured products contain the following specified minerals, also referred to as “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”).
If we know, or have reason to believe, that any of the Conflict Minerals necessary to the functionality or production of our products may have originated in the Democratic Republic of the Congo (the “DRC”) and the adjoining countries (the “Covered Countries”), we must perform due diligence on the source and chain of custody of our Conflict Minerals.
As described in this Report, we are uncertain as to whether any of the 3TG present in our supply chain originated in the Covered Countries. Therefore, we performed a reasonable country of origin inquiry, (“RCOI”), to determine whether any of the 3TG in our products originated from the Covered Countries and were not from recycled or scrap sources. Based on the RCOI, we were unable to determine if some of our suppliers sourced 3TG from Covered Countries, and therefore, proceeded to conduct due diligence on our supplier base. We were not able to definitively determine whether the conflict minerals used in our products originated in the Covered Countries, or directly or indirectly financed or benefited any groups involved in armed conflict in the DRC Covered Countries.
Forward-Looking Statements
This Conflict Minerals Report contains forward-looking statements, which are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. These statements include statements regarding our goals for future improvements to our due diligence process and to mitigate the risk about the sourcing of our conflict minerals. All forward-looking statements involve risk and uncertainty. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities) or these plans may not be effective. In addition, you should also consider the important factors described in reports and documents that we file from time to time with the SEC, including the factors described under the sections titled “Risk Factors” in the Company’s most recently submitted Quarterly or Annual Reports. Except as required by law, we disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Exhibit 1.01
Company and Product Overview
We are a surgical robotics company focused on advancing patient care by developing transformative solutions in urology. We develop, manufacture and sell the FDA cleared AquaBeam Robotic System, an advanced, image-guided, surgical robotic system for use in minimally invasive urologic surgery, with an initial focus on treating benign prostatic hyperplasia, or BPH.
The AquaBeam Robotic System is highly mobile and compact, requiring no retrofitting of the operating room. The main components of the AquaBeam Robotic System are the conformal planning unit, or CPU, console, motorpack and handpiece with integrated scope. The AquaBeam Robotic System also includes a customized ultrasound set through which ultrasound images are integrated with our system. The handpiece is the sterile, single-use component of the AquaBeam Robotic System that delivers a high-velocity waterjet.
We currently manufacture the AquaBeam Robotic System, the handpiece, integrated scope and other accessories at our headquarter facility in San Jose, California. Additionally, each AquaBeam Robotic System is shipped to our customers with an ultrasound system and probe which we contract to be manufactured by third-party manufactures.
This Report relates to products: (i) for which Conflict Minerals are necessary to their functionality or production; (ii) that were manufactured, or contracted to be manufactured, by us; and (iii) for which the manufacture was completed during the Reporting Period. These products, which are referred to in this Report collectively as the “Covered Products,” which includes the AquaBeam Robotic System the handpiece, integrated scope manufactured by us, as well as the ultrasound system and probe we contract to be manufactured.
Supply Chain Overview
We are a downstream purchaser of products or components that contain Conflict Minerals. As a downstream purchaser, we do not have a direct relationship with the smelters and refiners (“SOR”) in our supply chain, and we do not perform or direct audits of these entities.
Reasonable Country-of-Origin Inquiry
We conducted a good faith, reasonable country-of-origin inquiry (“RCOI”) for the Conflict Minerals that were necessary to the functionality or production of our Covered Products. Our RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals originated in the Covered Countries and whether any of the necessary Conflict Minerals may have been from recycled or scrap sources.
We compiled a list of direct suppliers in the bill of materials for the Covered Products and considered 73 suppliers to fall within the scope of our RCOI. In this Report, we refer to these suppliers as “in-scope suppliers”. We then provide such list of “in-scope suppliers” to Assent Inc. (“Assent”) a third-party service provider, who assisted us in conducting a RCOI process to review supply chain and identify risks.
Assent, through the Assent Compliance Manager software platform, contacted all of the 73 “in-scope suppliers” we identified and requested that these suppliers upload a completed Conflict Minerals Reporting Template (“CMRT”) directly to the Assent Compliance Manager platform for validation, assessment, and management. Training and education to guide suppliers on best practices and the use of the CMRT template were included in the communication as well. We also directly contacted suppliers

Exhibit 1.01
that were unresponsive to Assent’s outreach communications and requested that they complete and submit a CMRT.
Assent monitored and tracked all communications in the Assent Compliance Manager for future reporting and management purposes.
Upon receiving CMRTs from suppliers, the Assent Compliance Manager platform classifies them as valid or invalid based on a set criteria of validation errors. For example, if a submitted CMRT contained inconsistent or contradictory responses, it was classified as invalid. At the end of RCOI process, no invalid forms were received.
The remainder of this report will provide the supporting details of our Conflict-free Minerals due diligence approach.
Due Diligence Program
Pursuant to the Rule, we performed due diligence on the source and origin of 3TG in our products, including the products or components we purchase from suppliers. Our due diligence measures were designed to conform, in all material aspects, to The Organisation of Economic Co-operation and Development (“OECD”) due diligence framework consistent with our position as a downstream purchaser in the supply chain. This risk-based due diligence process is based on the following OECD guidance:
1.Establish strong company management systems.
2.Identify and assess risk in the supply chain.
3.Design and implement a strategy to respond to identified risk.
4.Carry out audit of the supply chain.
5.Report on supply chain due diligence.

To identify and assess risks associated with Conflict Minerals, we start with analyzing our products to identify those that may contain 3TGs that are necessary to the functionality or manufacture of our products. We then engage relevant suppliers as previously described to determine whether supplied parts containing 3TGs originated in the DRC or one of the covered countries or are from recycled or scrap sources.
For the Reporting Period, PROCEPT BioRobotics employed Assent, to assist with evaluating supply chain information regarding 3TGs, identifying potential risks, and in the development of additional steps to respond to risk.
We expect to report annually, to the extent required by the Rule, and have posted our Form SD containing this Report on our website at: https://ir.procept-biorobotics.com/financial-information/sec-filings
Results of Due Diligence Performed
The due diligence measures described above revealed the following:
•Of the 73 in-scope suppliers contacted for the Reporting Period, approximately 82% (60 suppliers) responded by providing completed CMRTs and the remaining 18% (13 suppliers) did not provide a completed CMRT even after follow-up outreach efforts by Assent and us.
•Of the 60 suppliers that provided completed CMRTs, approximately 36 reported having no Conflict Minerals in their products and 24 reported having Conflict Minerals in their products.

Exhibit 1.01
•Of the 350 verified smelters and refiners reported by our in-scope suppliers (Appendix 1), approximately 66% have been validated as conformant by at least one independent third-party audit program, or are engaged in an audit program, but are not yet conformant.
Most of our suppliers provided responses on a company-wide basis rather than on the basis of the products supplied to us and, as a result, we are unable to determine which, if any, of the smelters and countries of origin listed in their responses were the actual source of the Conflict Minerals are necessary to the functionality or production of our Covered Products.
Identified Smelters and Refiners
We have listed on Appendix 1 the verified smelters and refiners (by metal) identified by our in-scope suppliers in their completed CMRTs as a result of our RCOI and due diligence, as well as the smelter identification, location and conflict-free certification status of each smelter and refiner based on information from Assent’s smelter database.
Out of the 24 suppliers that reported having Conflict Minerals in their products, all of them provided company-level responses regarding to all Conflict Minerals used in every component and product they manufacture. As a result, we believe our data may contain a number of “false positives” and that some of the smelters and refiners reported on and identified on Appendix 1 may not actually have been used to process the necessary Conflict Minerals in the Covered Products.
Identified Countries of Origin
Based on the smelters and refiners listed by in-scope suppliers in completed CMRTs, combined with associated mine country of origin information from Assent’s smelter database, the countries of origin may include the countries listed on Appendix 2.
As discussed previously, because most of responding suppliers provided information at the company-level, we believe there are likely countries of origin in Appendix 2 that are not countries of origin of the necessary Conflict Minerals in the Covered Products.
Future Due Diligence and Risk Mitigation Measures
As we further develop our Conflict Minerals program, we intend to take the following steps to further enhance our due diligence measures and to mitigate the risk that, with respect to any of the Covered Products, necessary Conflict Minerals were used, directly or indirectly, to finance or benefit armed groups in the Covered Countries:
•Encourage our suppliers to implement responsible sourcing by using Conflict Minerals only from smelters or refiners that have been independently certified as conflict-free, including by reiterating our expectations as outlined in our Conflict Minerals policy to in-scope suppliers;
•Further develop, refine and implement our risk mitigation strategy for supply chain risks identified in the course of our due diligence; and
•Continue to engage a third-party service provider to assist with engaging suppliers, collecting, processing and storing supplier responses through an online platform, reviewing and validating supplier responses, identifying and resolving quality control flags, identifying potential risks, and conducting follow-up outreach with non-responsive suppliers and suppliers identified as having quality control flags.

Exhibit 1.01
Appendix 1
Smelters and Refiners by Metal
For purpose of the “RMAP Audit Status” column in the table below:
“Active” means the smelter or refiner is engaged in the program but not yet conformant.
“Conformant” means the smelter has been independently assessed and found conformant with the relevant RMAP standard.
“Non-Conformant” means the smelter has been independently assessed and found non-conformant with the relevant RMAP standard.
“Not Enrolled” means that the smelter has not taken part in the RMAP program, which can be a result from a lack of interest or other factors.
“RMAP” refers to the Responsible Minerals Assurance Process, which is RMI’s audit program.

Metal	Smelter Name	Smelter Country	Smelter ID	RMAP Audit Status
Gold	Advanced Chemical Company	United States of America	CID000015	Active
Gold	Aida Chemical Industries Co., Ltd.	Japan	CID000019	Conformant
Gold	Agosi AG	Germany	CID000035	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	CID000041	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	CID000058	Conformant
Gold	Argor-Heraeus S.A.	Switzerland	CID000077	Conformant
Gold	Asahi Pretec Corp.	Japan	CID000082	Conformant
Gold	Asaka Riken Co., Ltd.	Japan	CID000090	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103	Not Enrolled
Gold	Aurubis AG	Germany	CID000113	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128	Conformant
Gold	Boliden AB	Sweden	CID000157	Conformant
Gold	C. Hafner GmbH + Co. KG	Germany	CID000176	Conformant
Gold	Caridad	Mexico	CID000180	Not Enrolled
Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185	Conformant
Gold	Cendres + Metaux S.A.	Switzerland	CID000189	Non Conformant
Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197	Not Enrolled
Gold	Chimet S.p.A.	Italy	CID000233	Conformant
Gold	Chugai Mining	Japan	CID000264	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343	Not Enrolled
Gold	DSC (Do Sung Corporation)	Korea, Republic Of	CID000359	Conformant
Gold	Dowa	Japan	CID000401	Conformant

Exhibit 1.01

Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425	Conformant
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493	Not Enrolled
Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522	Not Enrolled
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651	Not Enrolled
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671	Not Enrolled
Gold	LT Metal Ltd.	Korea, Republic Of	CID000689	Conformant
Gold	Heimerle + Meule GmbH	Germany	CID000694	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707	Conformant
Gold	Heraeus Germany GmbH Co. KG	Germany	CID000711	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767	Not Enrolled
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773	Not Enrolled
Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	CID000778	Not Enrolled
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807	Conformant
Gold	Istanbul Gold Refinery	Turkey	CID000814	Conformant
Gold	Japan Mint	Japan	CID000823	Conformant
Gold	Jiangxi Copper Co., Ltd.	China	CID000855	Conformant
Gold	Asahi Refining USA Inc.	United States Of America	CID000920	Conformant
Gold	Asahi Refining Canada Ltd.	Canada	CID000924	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927	Not Enrolled
Gold	JSC Uralelectromed	Russian Federation	CID000929	Not Enrolled
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937	Conformant
Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956	Not Enrolled
Gold	Kazzinc	Kazakhstan	CID000957	Conformant
Gold	Kennecott Utah Copper LLC	United States Of America	CID000969	Conformant
Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981	Conformant
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029	Non Conformant
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032	Not Enrolled
Gold	Lingbao Gold Co., Ltd.	China	CID001056	Not Enrolled
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058	Not Enrolled
Gold	LS-NIKKO Copper Inc.	Korea, Republic Of	CID001078	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093	Not Enrolled
Gold	Materion	United States Of America	CID001113	Conformant
Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119	Conformant

Exhibit 1.01

Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152	Conformant
Gold	Metalor Technologies S.A.	Switzerland	CID001153	Conformant
Gold	Metalor USA Refining Corporation	United States Of America	CID001157	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161	Conformant
Gold	Mitsubishi Materials Corporation	Japan	CID001188	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193	Conformant
Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204	Not Enrolled
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220	Conformant
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236	Conformant
Gold	Nihon Material Co., Ltd.	Japan	CID001259	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325	Conformant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Russian Federation	CID001326	Not Enrolled
Gold	MKS PAMP SA	Switzerland	CID001352	Conformant
Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362	Not Enrolled
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386	Not Enrolled
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397	Conformant
Gold	PX Precinox S.A.	Switzerland	CID001498	Conformant
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512	Conformant
Gold	Royal Canadian Mint	Canada	CID001534	Conformant
Gold	Sabin Metal Corp.	United States of America	CID001546	Not Enrolled
Gold	Samduck Precious Metals	Korea, Republic of	CID001555	Non Conformant
Gold	Samwon Metals Corp.	Korea, Republic of	CID001562	Not Enrolled
Gold	SEMPSA Joyeria Plateria S.A.	Spain	CID001585	Conformant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619	Not Enrolled
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	CID001756	Not Enrolled

Exhibit 1.01

Gold	Solar Applied Materials Technology Corp.	Taiwan, Province oof China	CID001761	Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798	Conformant
Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province of China	CID001810	Not Enrolled
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909	Not Enrolled
Gold	Shandong Gold Smelting Co., Ltd.	China	CID001916	Conformant
Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947	Not Enrolled
Gold	Torecom	Korea, Republic of	CID001955	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980	Conformant
Gold	United Precious Metal Refining, Inc.	United States of America	CID001993	Conformant
Gold	Valcambi S.A.	Switzerland	CID002003	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030	Conformant
Gold	Yamakin Co., Ltd.	Japan	CID002100	Conformant
Gold	Yokohama Metal Co., Ltd.	Japan	CID002129	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243	Conformant
Gold	Morris and Watson	New Zealand	CID002282	Not Enrolled
Gold	SAFINA A.S.	Czechia	CID002290	Conformant
Gold	Guangdong Jinding Gold Limited	China	CID002312	Not Enrolled
Gold	Umicore Precious Metals Thailand	Thailand	CID002314	Non Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511	Conformant
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515	Not Enrolled
Gold	Singway Technology Co., Ltd.	Taiwan, Province of China	CID002516	Non Conformant
Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525	Not Enrolled
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527	Not Enrolled
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560	Non Conformant
Gold	Emirates Gold DMCC	United Arab Emirates	CID002561	Non Conformant
Gold	International Precious Metal Refiners	United Arab Emirates	CID002562	Not Enrolled
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563	Not Enrolled
Gold	Sudan Gold Refinery	Sudan	CID002567	Not Enrolled
Gold	T.C.A S.p.A	Italy	CID002580	Conformant

Exhibit 1.01

Gold	REMONDIS PMR B.V.	Netherlands	CID002582	Conformant
Gold	Fujairah Gold FZC	United Arab Emirates	CID002584	Not Enrolled
Gold	Industrial Refining Company	Belgium	CID002587	Non Conformant
Gold	Shirpur Gold Refinery Ltd.	India	CID002588	Not Enrolled
Gold	Korea Zinc Co., Ltd.	Korea, Republic of	CID002605	Conformant
Gold	Marsam Metals	Brazil	CID002606	Non Conformant
Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615	Conformant
Gold	Abington Reldan Metals, LLC	United States of America	CID002708	Conformant
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	CID002750	Not Enrolled
Gold	Albino Mountinho Lda.	Portugal	CID002760	Not Enrolled
Gold	SAAMP	France	CID002761	Non Conformant
Gold	L'Orfebre S.A.	Andorra	CID002762	Conformant
Gold	8853 S.p.A.	Italy	CID002763	Non Conformant
Gold	Italpreziosi	Italy	CID002765	Conformant
Gold	WIELAND Edelmetalle GmbH	Germany	CID002778	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779	Conformant
Gold	AU Traders and Refiners	South Africa	CID002850	Non Conformant
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	CID002852	Non Conformant
Gold	Sai Refinery	India	CID002853	Not Enrolled
Gold	Modeltech Sdn Bhd	Malaysia	CID002857	Non Conformant
Gold	Bangalore Refinery	India	CID002863	Active
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865	Not Enrolled
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867	Not Enrolled
Gold	Pease & Curren	United States of America	CID002872	Not Enrolled
Gold	JALAN & Company	India	CID002893	Not Enrolled
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic of	CID002918	Conformant
Gold	Planta Recuperadora de Metales SpA	Chile	CID002919	Conformant
Gold	ABC Refinery Pty Ltd.	Australia	CID002920	Not Enrolled
Gold	Safimet S.p.A	Italy	CID002973	Non Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153	Not Enrolled
Gold	African Gold Refinery	Uganda	CID003185	Not Enrolled
Gold	Gold Coast Refinery	Ghana	CID003186	Not Enrolled
Gold	NH Recytech Company	Korea, Republic of	CID003189	Conformant
Gold	QG Refining, LLC	United States of America	CID003324	Not Enrolled
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348	Not Enrolled
Gold	CGR Metalloys Pvt Ltd.	India	CID003382	Not Enrolled
Gold	Sovereign Metals	India	CID003383	Not Enrolled

Exhibit 1.01

Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425	Conformant
Gold	Augmont Enterprises Private Limited	India	CID003461	Non Conformant
Gold	Kundan Care Products Ltd.	India	CID003463	Not Enrolled
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487	Not Enrolled
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488	Not Enrolled
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489	Not Enrolled
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490	Not Enrolled
Gold	K.A. Rasmussen	Norway	CID003497	Not Enrolled
Gold	Alexy Metals	United States of America	CID003500	Non Conformant
Gold	MD Overseas	India	CID003548	Not Enrolled
Gold	Metallix Refining Inc.	United States of America	CID003557	Not Enrolled
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575	Conformant
Gold	WEEEREFINING	France	CID003615	Conformant
Gold	Gold by Gold Colombia	Colombia	CID003641	Conformant
Gold	Dongwu Gold Group	China	CID003663	Not Enrolled
Gold	Sam Precious Metals	United Arab Emirates	CID003666	Not Enrolled
Gold	Coimpa Industrial LTDA	Brazil	CID004010	Conformant
Gold	GG Refinery Ltd.	Tanzania, United Republic oif	CID004506	Active
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	CID000291	Conformant
Tantalum	F&X Electro-Materials Ltd.	China	CID000460	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China	CID000616	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917	Conformant
Tantalum	AMG Brasil	Brazil	CID001076	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163	Conformant
Tantalum	Mineracao Taboca S.A.	Brazil	CID001175	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192	Conformant
Tantalum	NPM Silmet AS	Estonia	CID001200	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277	Conformant
Tantalum	QuantumClean	United States of America	CID001508	Conformant

Exhibit 1.01

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522	Conformant
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769	Not Enrolled
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869	Conformant
Tantalum	Telex Metals	United States of America	CID001891	Conformant
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492	Conformant
Tantalum	D Block Metals, LLC	United States of America	CID002504	Conformant
Tantalum	FIR Metals & Resource Ltd.	China	CID002505	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512	Conformant
Tantalum	KEMET de Mexico	Mexico	CID002539	Conformant
Tantalum	TANIOBIS Co., Ltd.	Thailand	CID002544	Conformant
Tantalum	TANIOBIS GmbH	Germany	CID002545	Conformant
Tantalum	Materion Newton Inc.	United States of America	CID002548	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	Japan	CID002549	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002550	Conformant
Tantalum	Global Advanced Metals Boyertown	United States of America	CID002557	Conformant
Tantalum	Global Advanced Metals Aizu	Japan	CID002558	Conformant
Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583	Conformant
Tantalum	5D Production OU	Estonia	CID003926	Not Enrolled
Tantalum	PowerX Ltd.	Rwanda	CID004054	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228	Conformant
Tin	Alpha	United States of America	CID000292	Conformant
Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309	Conformant
Tin	PT Premium Tin Indonesia	Indonesia	CID000313	Conformant
Tin	Dowa	Japan	CID000402	Conformant
Tin	EM Vinto	Bolivia (Plurinational State Of)	CID000438	Conformant
Tin	Estanho de Rondonia S.A.	Brazil	CID000448	Conformant
Tin	Fenix Metals	Poland	CID000468	Conformant

Exhibit 1.01

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555	Non Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942	Non Conformant
Tin	China Tin Group Co., Ltd.	China	CID001070	Conformant
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105	Conformant
Tin	Metallic Resources, Inc.	United States of America	CID001142	Conformant
Tin	Mineracao Taboca S.A.	Brazil	CID001173	Conformant
Tin	Minsur	Peru	CID001182	Conformant
Tin	Mitsubishi Materials Corporation	Japan	CID001191	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231	Conformant
Tin	Novosibirsk Tin Combine	Russian Federation	CID001305	Not Enrolled
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314	Conformant
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	CID001337	Conformant
Tin	PT Artha Cipta Langgeng	Indonesia	CID001399	Conformant
Tin	PT Babel Inti Perkasa	Indonesia	CID001402	Conformant
Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406	Conformant
Tin	PT Bangka Tin Industry	Indonesia	CID001419	Active
Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421	Conformant
Tin	PT Bukit Timah	Indonesia	CID001428	Conformant
Tin	PT Mitra Stania Prima	Indonesia	CID001453	Conformant
Tin	PT Panca Mega Persada	Indonesia	CID001457	Not Enrolled
Tin	PT Prima Timah Utama	Indonesia	CID001458	Conformant
Tin	PT Refined Bangka Tin	Indonesia	CID001460	Conformant
Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463	Conformant
Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468	Conformant
Tin	PT Timah Tbk Kundur	Indonesia	CID001477	Conformant
Tin	PT Timah Tbk Mentok	Indonesia	CID001482	Conformant
Tin	PT Timah Nusantara	Indonesia	CID001486	Conformant
Tin	PT Tinindo Inter Nusa	Indonesia	CID001490	Conformant
Tin	PT Tommy Utama	Indonesia	CID001493	Conformant
Tin	Rui Da Hung	Taiwan, Province of China	CID001539	Conformant
Tin	Thaisarco	Thailand	CID001898	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908	Non Conformant
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015	Not Enrolled
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036	Conformant

Exhibit 1.01

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158	Conformant
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	CID002180	Conformant
Tin	CV Venus Inti Perkasa	Indonesia	CID002455	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	CID002468	Conformant
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478	Not Enrolled
Tin	Melt Metais e Ligas S.A.	Brazil	CID002500	Non Conformant
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517	Conformant
Tin	CV Ayi Jaya	Indonesia	CID002570	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572	Non Conformant
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573	Not Enrolled
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574	Not Enrolled
Tin	PT Rajehan Ariq	Indonesia	CID002593	Conformant
Tin	PT Cipta Persada Mulia	Indonesia	CID002696	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703	Not Enrolled
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706	Conformant
Tin	Super Ligas	Brazil	CID002756	Conformant
Tin	Aurubis Beerse	Belgium	CID002773	Conformant
Tin	Aurubis Berango	Spain	CID002774	Conformant
Tin	PT Bangka Prima Tin	Indonesia	CID002776	Conformant
Tin	PT Sukses Inti Makmur	Indonesia	CID002816	Conformant
Tin	PT Menara Cipta Mulia	Indonesia	CID002835	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844	Conformant
Tin	Modeltech Sdn Bhd	Malaysia	CID002858	Non Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190	Conformant
Tin	PT Bangka Serumpun	Indonesia	CID003205	Conformant
Tin	Pongpipat Company Limited	Myanmar	CID003208	Not Enrolled
Tin	Tin Technology & Refining	United States of America	CID003325	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356	Non Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379	Non Conformant
Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381	Conformant
Tin	Luna Smelter, Ltd.	Rwanda	CID003387	Conformant

Exhibit 1.01

Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397	Conformant
Tin	Precious Minerals and Smelting Limited	India	CID003409	Active
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410	Not Enrolled
Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449	Conformant
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486	Conformant
Tin	CRM Synergies	Spain	CID003524	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582	Conformant
Tin	DS Myanmar	Myanmar	CID003831	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	CID003868	Conformant
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic of The	CID004065	Conformant
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	Malaysia	CID004434	Not Enrolled
Tungsten	A.L.M.T. Corp.	Japan	CID000004	Conformant
Tungsten	Kennametal Huntsville	United States of America	CID000105	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258	Conformant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281	Not Enrolled
Tungsten	Global Tungsten & Powders LLC	United States of America	CID000568	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766	Conformant
Tungsten	Hunan Jintai New Material Co., Ltd.	China	CID000769	Non Conformant
Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825	Conformant
Tungsten	Kennametal Fallon	United States of America	CID000966	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082	Conformant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	CID002313	Not Enrolled
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319	Conformant

Exhibit 1.01

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502	Conformant
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	CID002513	Conformant
Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002542	Conformant
Tungsten	Masan High-Tech Materials	Viet Nam	CID002543	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551	Conformant
Tungsten	Niagara Refining LLC	United States of America	CID002589	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	China	CID002641	Conformant
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649	Not Enrolled
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724	Non Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827	Conformant
Tungsten	ACL Metais Eireli	Brazil	CID002833	Non Conformant
Tungsten	Moliren Ltd.	Russian Federation	CID002845	Not Enrolled
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province of China	CID003407	Conformant
Tungsten	JSC “Kirovgrad Hard Alloys Plant”	Russian Federation	CID003408	Not Enrolled
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416	Not Enrolled
Tungsten	Hubei Green Tungsten Co., Ltd.	China	CID003417	Conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427	Non Conformant
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468	Conformant
Tungsten	Artek LLC	Russian Federation	CID003553	Not Enrolled
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China	CID003609	Conformant
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612	Not Enrolled
Tungsten	OOO “Technolom” 1	Russian Federation	CID003614	Not Enrolled
Tungsten	LLC Vostok	Russian Federation	CID003643	Not Enrolled
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	China	CID003662	Not Enrolled
Tungsten	HANNAE FOR T Co., Ltd.	Korea, Republic of	CID003978	Not Enrolled
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam	CID003993	Conformant
Tungsten	Nam Viet Cromit Joint Stock Company	Viet Nam	CID004034	Not Enrolled
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic of	CID004060	Not Enrolled

Exhibit 1.01

Tungsten	Lianyou Resources Co., Ltd.	Taiwan, Province of China	CID004397	Conformant
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China	CID004430	Conformant
Tungsten	Kenee Mining Corporation Vietnam	Viet Nam	CID004619	Active

Exhibit 1.01
Appendix 2
Potential Countries of Origin of Conflict Minerals

China	Egypt	Benin
Brazil	Sierra Leone	Finland
Australia	Namibia	Guatemala
Indonesia	Madagascar	Honduras
Japan	Rwanda	Liechtenstein
Peru	Hong Kong	Nicaragua
Canada	Netherlands	Uganda
Malaysia	Slovakia	Angola
Germany	Korea	Armenia
Spain	Mozambique	Burkina Faso
Russian Federation	South Africa	Congo
India	Bolivia (Plurinational State of)	El Salvador
United Kingdom	Burundi	Jersey
Chile	Panama	Kyrgyzstan
United States of America	Suriname	Mauritania
Austria	Philippines	VietNam
Niger	Taiwan	Bulgaria
Thailand	Andorra	Central African Republic
Nigeria	Uzbekistan	Dominican Republic
Portugal	Turkey	Georgia
Argentina	Djibouti	Liberia
Belgium	Guinea	Senegal
Ireland	Ghana	Tajikistan
France	Tanzania	Botswana
Myanmar	Democratic Republic of Congo	Cyprus
Switzerland	Italy	Fiji
Colombia	Saudi Arabia	Kenya
Mongolia	Sweden	Lithuania
Kazakhstan	Belarus	Oman
Singapore	United Arab Emirates	Serbia
Mexico	Papua New Guinea	South Sudan
Israel	Eritrea	Uruguay
Hungary	Morocco	Albania
Guyana	Poland	Bermuda
Luxembourg	Zambia	Dominica
Ecuador	Mali	Guam
Ethiopia	New Zealand	Ivory Coast
Cambodia	Sudan	Norway
Estonia	Azerbaijan	Togo